UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 1, 2012

THE GYMBOREE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-21250	94-2615258

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Howard Street, San Francisco, CA

94105

(Address of Principal Executive Offices, Including Zip Code)

(415) 278-7000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD.

The Gymboree Corporation (the “Company) announced today that it will hold a conference call for interested parties on Tuesday, October 2, 2012 to discuss the recent changes in management previously reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 26, 2012, outlook for the business and other matters.

The live broadcast of the discussion will be available to interested parties at 11:00 a.m. PT (2:00 p.m. ET) on Tuesday, October 2, 2012. To listen to the live broadcast over the internet, please log on to www.gymboree.com, click on “Company Information” at the bottom of the page, go to “Investor and Media Relations” and then “Conference Calls & Webcasts.” A replay of the call will be available two hours after the broadcast through midnight PT, Tuesday, October 9, 2012, at 1-855-859-2056, passcode 36837703.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GYMBOREE CORPORATION
Date: October 1, 2012
	By:	/s/ Lynda G. Gustafson
Name: Lynda G. Gustafson
Title: Vice President, Corporate Controller